As filed with the Securities and Exchange Commission on April 24,
2003.

				                        File No. 2-81956
								         811-3627

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             Form N - 1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
		Post-Effective Amendment No. 25      X
                                AND/OR
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
            Post-Effective Amendment No. 25	 X

                     Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                     2330 West Joppa Road, Suite 110
                     Lutherville, Maryland 21093-4641
             (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code 410.823.5353

                    Mr. Charles vK. Carlson, President
                    2330 West Joppa Road, Suite 110
                    Lutherville, Maryland 21093-4641
                  (Name and address of Agent for Service)

Copies To:

                           R. Darrell Mounts
                       Kirkpatrick & Lockhart LLP
                     1800 Massachusetts Avenue, NW
                             Second Floor
                       Washington, DC 20036-1800
                             202.778.9298

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective (check appropriate line)
      immediately upon filing pursuant to paragraph (b)

   X  on May 1, 2003 pursuant to paragraph (b)

      60 days after filing pursuant to paragraph (a)

      on (date) pursuant to paragraph (a), of Rule 485.









                          Greenspring Fund,
                            Incorporated

                               (LOGO)

                             Prospectus


                             May 1, 2003








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





                           TABLE OF CONTENTS

Prospectus
Greenspring Fund at a Glance	                        2

Performance	                                          3

Fund Expenses	                                    5

Investment Objective, Principal Investment
 Strategies and Related Risks	                        6

Management	                                          9

Determination of Net Asset Value	                 10

Your Greenspring Fund Account	                       12

Shareholder and Account Policies	                 19

Financial Highlights	                             21

Privacy Policy	                                 PP-1



                  GREENSPRING FUND AT A GLANCE

The following information may be helpful in determining if the Greenspring Fund (the "Fund") is an appropriate investment for you.

Investment Objective. Long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor.

Principal Investment Strategies. The Fund invests in stocks that its investment adviser believes are undervalued at the time of purchase, and special situation bonds that have the potential to provide both capital appreciation and income. The Fund may purchase small, mid, or large capitalization securities that its adviser believes are undervalued relative to the company's peers or the securities market in general. The Fund may also invest in companies in the process of financial restructurings or liquidations. The Fund's investment style is typically referred to as a "value" investing approach.

Type of Investments. A combination of common stocks, preferred stocks, bonds (which may include high yield/high risk), convertible bonds and government securities.

Principal Investment Risks. There is a risk that you could lose all or a portion of your investment in the Fund. Although the Fund invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the portfolio manager believes are their full value. The Fund invests in companies of all market capitalizations. Small capitalization securities tend to be more volatile and less liquid than large capitalization securities, which can negatively affect the Fund's ability to purchase or sell these securities. Bonds have two main sources of risk, which are interest rate risk and credit
                               2

risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit status could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest. In addition, bonds rated below investment grade are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Type of Investors. The Fund is designed for long-term investors seeking capital appreciation with some dividend income who are willing to accept price fluctuations in the securities markets. You should not invest in the Fund for short-term financial needs or for short-term investment in the stock market.


                         PERFORMANCE

The following information provides an indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns for one, five and ten years compare with those of broad-based securities market indices. The Fund's past performance (before and after taxes) is not an indication of its future performance.

                 Performance For Past 10 Years

                  1993                 14.65%
                  1994                  2.83%
                  1995                 18.79%
                  1996                 22.65%
                  1997                 23.95%
                  1998                -15.97%
                  1999                  2.64%
                  2000                 15.64%
                  2001                 10.23%
                  2002                 -5.99%


                               3

               Best and Worst Performing Quarters
                    During the Last 10 Years


                        Quarter/Year      Total Return
             Best    June 30, 1999           10.74%
             Worst   September 30, 1998     -19.55%


                      Average Annual Total Returns
(For the periods
ended December 31, 2002)


                             1 Year  5 Years  10 Years
Return Before Taxes          -5.99%   0.66%     8.21%
Return After Taxes on
  Distributions              -8.13%   4.13%     7.92%
Return After Taxes on
  Distribution and Sale
  of Fund Shares             -3.73%  -0.55%     5.49%
Russell 30001               -21.54%  -0.71%     8.94%
Morningstar High Yield Bond2 -1.89%  -1.47%     4.63%
Morningstar Domestic Hybrid3 -9.67%   1.49%     7.04%

1 The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization and does not include deductions for expenses or taxes.
2 The Morningstar High Yield Bond Index includes funds with at least 65% or more of bond assets in bonds rated below BBB and includes the reinvestment of dividends and capital gain distributions.
3 The Morningstar Domestic Hybrid Index includes funds with flexible portfolios with stock holdings of greater than 20% but less than 70% of the portfolio and includes the reinvestment of dividends and capital gain distributions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's
                               4

returns assume the reinvestment of dividends and capital gain distribution, if any.


                          FUND EXPENSES

You may incur the following expenses if you buy and hold Fund shares:

Shareholder Fees (paid directly from
 your investment):
 Redemption fee (as a percentage of
 amount redeemed if shares held 60 days or
 less)                                           2.00%

Annual Fund Operating Expenses (expenses
deducted from assets):
 Management fees                                 0.75%
 Other expenses                                  0.44%
                                                 -----
  Total Annual Fund Operating Expenses           1.19%
                                                 =====

Compare the cost of investing in the Fund to the cost of investing with other mutual funds using the following example. Assume that:
*You invest $10,000 with us for the periods indicated.
*You redeem at the end of each of the periods indicated.
*Your investment has a 5% total return each year.
*Our operating expense percentage remains the same each year.

       1 Year   3 Years   5 Years   10 Years
       ------   -------   -------   --------
        $121     $378       $654     $1,443

Your actual costs and the Fund's performance may be higher or lower than the above example.
                               5

                 INVESTMENT OBJECTIVE, PRINCIPAL
                      INVESTMENT STRATEGIES
                        AND RELATED RISKS

Investment Objective. Long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor. The Fund's investment objective can be changed without shareholder approval, although you will be notified prior to any material changes.

Principal Investment Strategies. The Fund uses a research-intensive style of analysis in which its adviser searches the investment universe for undervalued or inefficiently priced securities. Ideally, as these securities become more "correctly" valued by the investment community, they will provide the Fund with positive returns.
*Value-oriented Equity Securities. The Fund employs a strong value investing approach in selecting the securities it purchases. Value investing generally emphasizes securities of companies that are temporarily out-of-favor, where near-term expectations are not especially strong. Consequently, the risks of short-term disappointment are often diminished by the fact that investors' expectations are not lofty. The Fund's equity investments are usually in stocks that trade at prices that its investment adviser believes represent discounts to historical valuations, the market valuations of peers, the valuations of the market as a whole, and/or the company's value as a private company. In researching investments, the Fund's investment adviser focuses on the following factors:
 *past and expected profitability trends. A company's ability to generate "free" cash flow that can be used to expand or finance operations is very important to us. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, or dividend increases.
 *financial strength. Companies that are more concerned with managing their balance sheets and meeting debt obligations are less likely to be successful investments than those that are well-capitalized and whose managements focus on

                               6

  growth opportunities, debt reduction, stock repurchases, or dividend increases.
 *financial strength. Companies that are more concerned with managing their balance sheets and meeting debt obligations are less likely to be successful investments than thoses that are well-capitalized and whose managements focus on growth opportunities.
 *management capability.   The Fund tries to invest in
  companies whose management teams have historically acted in the shareholders' best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company's stock, thus aligning their interests with that of the company's shareholders.
*Fixed Income Investments. The Fund can invest a portion of the portfolio in corporate or government bonds.
 *Bonds are rated by credit agencies as to their credit
  quality. We do not limit our investment in bonds to any certain rating category and may invest in bonds that are below investment grade including those that are in default at the time of purchase.
 *The addition of fixed income securities to our portfolio
  can add significantly to the total return characteristics
  of our performance. The performance of bonds can, at
  times, differ from that of the equities in our portfolio, thus helping to temper the volatility of our portfolio.
 *Our investment in bonds may include convertible bonds.
  Such convertible bonds may be "busted," meaning that the ability of these securities to convert into common stock has been made relatively unimportant by a stock decline,
  yet we believe they have significant value as straight, yield-to-maturity-oriented bond investments. These
                               7

  inefficiently priced securities are often of shorter-than-average maturity (which results in less interest rate volatility) and carry yields-to-maturity that are far superior to other securities of similar credit quality.

Other Investments. If the Fund cannot find securities that meet its investment criteria or for cash management purposes, it may invest in short-term money market instruments, which should reduce downside volatility during periods of market weakness. Other infrequent investment practices are detailed in the Statement of Additional Information.

Principal Investment Risks. You may encounter the following risks by investing in the Fund:
*General Risks
 *Value investing may be out of favor.
 *Industry sectors may be out of favor.
 *We may be unable to sell an investment quickly without a
  substantial price concession.
 *The stock market may drop.
*Company-specific Risks
 *Free cash flow may not be used as expected.
 *The timing of expected developments may take longer to
  occur than originally anticipated.
 *Small capitalization securities tend to be more volatile
  and less liquid than large capitalization securities.
*General Stock Risks
 *Stock prices may fall in response to many factors including general economic conditions, interest rates, investor perceptions, market liquidity, and actual or anticipated unfavorable earnings of the issuer.
 *Large holdings in a relatively small number of securities
  with disappointing performance will adversely affect the
                               8

Fund's performance than would be the case with a more diversified fund.
*General Bond Risks
 *Interest rates may rise causing bond prices to fall.
 *The issuer may default on principal and/or interest
  payments.
 *We may experience difficulty selling a bond because of a
  thin trading market.
 *Bonds with longer maturities are typically more volatile
  than those with shorter maturities.
 *Large bond holdings may adversely affect the Fund's ability to participate in a rapidly rising market.
*High Yield Bond Risks
 *Prices and yields may be more volatile than higher-rated
  securities.
 *Credit risk may be higher since issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.
 *Deteriorating economic conditions or rising interest rates may weaken the issuer's ability to pay interest and repay principal than issuers of higher-rated securities.
 *High yield bonds may be less liquid than bonds that are
  higher-rated.
*Other Risks
 *Large positions in short-term money market instruments may adversely affect the Fund's ability to participate in a rapidly rising market.


                           MANAGEMENT

Portfolio Management. Charles vK. Carlson has been the portfolio manager of the Fund since January 1987. He is also President and Director of Corbyn Investment Management, Inc. Mr. Carlson graduated from The Johns Hopkins University with a degree in
                               9

Political Economy.  He has been a CFA charterholder since 1986.

Investment Adviser. Corbyn Investment Management, Inc. ("Corbyn"), is the Fund's investment adviser. Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is an investment adviser providing investment management services for pension funds, endowments and individuals since 1973.
Subject to the supervision of the Fund's Board of Directors, Corbyn places orders to purchase and sell securities and provides the Fund with a program of continuous investment management.

For the year ended December 31, 2002, the Fund paid Corbyn a management fee at an annual rate of 0.75% of its average daily net assets.

Administrator. Corbyn is also the Fund's administrator. Corbyn provides the Fund with administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.


                  DETERMINATION OF NET ASSET VALUE

Pricing of Shares. The Fund values its securities using price quotes from the principal market in which they trade. If a market quote is not available, the Fund values the security at fair market value as determined in good faith by Corbyn as directed by the Fund's Board of Directors.

The Fund values short-term investments at amortized cost, which approximates fair market value.

Share Price.  The Fund calculates its share price (commonly
referred to as net asset value or "NAV") at the close of trading
                              10

(normally 4:00 p.m. Eastern Standard Time) each day the New York Stock Exchange (the "Exchange") is open for business. The Fund will not calculate its share price on a day the Exchange is closed for a national holiday. The Fund computes its share price by subtracting its total liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

Our net asset value is listed on the home page of our web site, www.greenspringfund.com. You can also call PFPC, our transfer agent, at (800) 576-7498 and listen to the daily recording.

The Fund must receive your order before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Standard Time, unless the Exchange closes early) for you to receive that day's closing net asset value. If the Fund receives your order after the close of regular trading on the Exchange, you will receive the next day's closing net asset value.








                              11

                  YOUR GREENSPRING FUND ACCOUNT

Purchase of Shares.  We offer the following types of accounts:

                                            Minimum
     Type of Account                  Initial Investment
     ---------------                  ------------------
Individual/Joint                            $2,000
Trust/Corporate/Partnership/Other           $2,000
Gift to Minor                               $1,000
Automatic Investment Plan                   $1,000
Systematic Withdrawal Plan                 $10,000
Traditional/Roth/Simple/SEP IRA             $1,000
Coverdell Education Savings Account         $1,000

Initial Investment. You can send a completed application and check payable to the Greenspring Fund, Incorporated to:

         Regular Mail                      Overnight
         ------------                      ---------
       Greenspring Fund                 Greenspring Fund
       c/o PFPC, Inc.                   c/o PFPC, Inc.
       P.O. Box 9836                    400 Bellevue Parkway
       Providence, RI 02940             Wilmington, DE 19809

We accept checks drawn in U.S. currency on a U.S bank. We do not accept cash, cash equivalents, credit cards, third party checks
(except for rollover accounts) or checks drawn on foreign banks.

You can also make an initial investment by wiring funds to PFPC
Trust Company. PFPC may charge a fee for this service. Wiring instructions are:

	PFPC, Inc.
	c/o PFPC Trust Company
	Philadelphia, PA
                              12

	ABA #031-0000-53
	DDA #86-0172-6639
	For credit to the Greenspring Fund
	Further credit (your name)
	Your Greenspring Fund account number

Before wiring your funds, please call PFPC at (800) 576-7498 to establish an account number. After speaking with a customer service representative, fax your completed application to (302)
791-4176.

The USA PATRIOT Act requires the Fund to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, PFPC may not be able to open your account. If PFPC is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take such other action as we deem reasonable or required by law.

Automatic Investment Plan. You can purchase shares on a monthly basis through an arrangement with your bank and PFPC. PFPC will deduct a predetermined amount from your bank account on or about the 20th of each month. The minimum amount is $100. You will receive a Statement of Account reflecting this purchase and your bank account will reflect the charge. To participate in this plan, please fill out the Automatic Investment Plan section on the Account Registration Form and mail it to PFPC. Please verify that your bank is able to accept Automated Clearing House ("ACH") transactions and/or is a member of an ACH association. Your monthly investment normally becomes active within 30 days after we receive your application.
                              13

Additional Investments. You can purchase additional shares by mailing a check, (minimum of $100), payable to the Greenspring Fund, together with:
*the detachable investment slip from your account statement or *a letter indicating the amount of your purchase, your account number and the name in which your account is registered

You can also wire funds as described above. We may reject any purchase of additional shares below $100.

Confirmation of Transactions. You will receive a Statement of Account confirming each transaction made. The Statement of Account shows the date of the transaction, the number of shares purchased, the share price and the total balance of shares in your account. Please review your Statement of Account and report any discrepancies to PFPC immediately.

Other Purchase Information. We reserve the right to decline a purchase order.

You will be responsible for any loss incurred if your check or wire does not clear your bank. If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

We do not issue certificates representing shares purchased unless specifically requested in writing.

Fund shares may be purchased through various third-party broker-
dealers, financial institutions or other service providers
("Service Providers") where authorized by the Fund.  These
Service Providers place orders by telephone, fax or electronically for Fund shares on behalf of their clients and receive the net asset
                              14

value next calculated after receipt of the order according to agreements in place with the Fund.

If you purchase our shares through Service Providers, you will receive confirmation of your purchase from them. We will not have records of your transactions. Service Providers may impose charges for their services, have different minimums for first-time or additional investments, or impose other restrictions that are not applicable if you purchase shares directly from us. The Fund and/or its adviser may pay Service Providers fees to compensate them for the services they provide. The Fund reserves the right to modify, limit or terminate our agreements with Service Providers at anytime.

Redemption of Shares. You can redeem shares any day the Exchange is open for business. You can redeem up to $25,000 by telephone
(if previously authorized on your account) or by fax. Any redemption over $25,000 must:
*be in writing
*have your original signature
*be signature guaranteed
*be mailed or sent by overnight delivery

We make exceptions for certain brokerage firms with whom we have operating relationships.

We will not accept online redemption requests.

Your proceeds will be mailed to you within seven days of your redemption request. If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen days after the purchase date.

Telephone Redemptions.  You can redeem up to $25,000 (if
previously set up on your account) by calling PFPC at (800) 576-
7498 before the close of the Exchange.  If you wish to set up
                              15

telephone redemption privileges on your account, please fill out the appropriate section on the Account Registration Form or send a letter to PFPC. You must provide certain information to PFPC on a recorded line to protect your account from any fraudulent instructions. Your proceeds will be mailed to the address of record. If you request your proceeds to be sent by wire, PFPC will only wire to your bank of record.

We will not be responsible for the authenticity of your instructions if reasonable security procedures are followed. If reasonable security procedures are not followed, we may be liable for any losses. We can modify, limit or terminate our telephone procedures at anytime.

Letter of Redemption. You can redeem shares by mailing a letter to PFPC with the following information:
*your account number
*the dollar value, or number of shares, you wish to redeem
*the preferred method of payment, whether by check, ACH or wire
 (fee may be imposed)(if by ACH or wire, enclose proper banking information)
*your signature and the signature of anyone else listed on the account
*a signature guarantee if the dollar value of the redemption is over $25,000
*any supporting legal documentation that may be required
*any outstanding certificates representing shares to be redeemed

You may fax your redemption request if it is $25,000 or less and no signature guarantee is required.  PFPC's fax number is (302)
791-4176.  We will not accept a faxed  redemption request for an amount greater than $25,000.
                              16

Redemption Fee. The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or distributions, or shares redeemed pursuant to a systematic withdrawal plan.

Systematic Withdrawal Plan. You can authorize PFPC to automatically redeem a predetermined number of shares or dollar value from your account on or about the 25th of each month or quarter-end. You must have a minimum of $10,000 in your account to begin this plan. You can redeem a minimum of $100 each month or quarter. To participate in this plan, please fill out the Systematic Withdrawal Plan section on the Account Registration Form and mail it to PFPC.

Dividends and Distributions. Each year, the Fund distributes substantially all of its net investment income and realized capital gains, if any. Dividends are declared in July and December. Capital gain distributions, if any, are declared in
                              17

December. Dividends are derived from dividend and interest income we receive from securities in the portfolio. Capital gains are derived from selling a security at a price higher than our cost. You can elect how you wish to receive your dividends and capital gains on your Account Registration Form or by letter. You have the following options:
*reinvest all dividends and capital gains
*receive dividends in cash and reinvest capital gains
*reinvest dividends and receive capital gains in cash
*receive all dividends and capital gains in cash

If you decide to receive your dividends and capital gains in cash, you may choose one of the following methods of payment:
*check
*ACH (electronically credited to your bank account)
*wire transfer (fee may be imposed)

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, we will cancel your check and reinvest the proceeds into your account at the net asset value on the date of cancellation. We will not accrue interest on your uncashed distribution. Thereafter, we will automatically reinvest your future dividends and capital gains.

You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the pending distribution. Please inquire about our distribution schedule.

Taxes. If you have a taxable account, you will be taxed on any dividends and capital gains regardless if they are paid in cash or reinvested into your account. Dividends and short-term capital gain distributions will be taxed as ordinary income. Long-term capital gain distributions will be taxed at long-term
                              18

capital gain rates. The Fund will inform you of the amount and nature of such income or gains. You will be taxed on any redemption of shares. You will recognize a capital gain or loss in an amount equal to the difference between your cost basis and the proceeds received. Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares. The wash sale rule prevents you from recognizing a loss if you purchase identical shares within 30 days before or after the date of redemption.

You may be subject to backup withholding if:
*you furnish an incorrect tax identification number
*the IRS notifies us that you are subject to backup withholding
*you fail to certify that you are not subject to backup
 withholding
*you live outside the U.S. and are not a U.S. citizen

You may also be subject to state and local taxes. Please consult a tax adviser with specific questions.


                SHAREHOLDER AND ACCOUNT POLICIES

Signature Guarantee. Signature guarantees are required to protect your account from fraud. You must provide a signature guarantee for the following:
*a redemption request over $25,000
*a redemption request within 30 days of an address change
*a redemption request where the proceeds are mailed to an
 address different from your address of record
*a redemption request where the proceeds are wired to a bank or brokerage account different from your bank or brokerage
 account of record
                              19

*a redemption request where the proceeds are payable to someone other than you
*any request to transfer redemption proceeds to an account with a registration different from yours
*to add or change wire instructions
*to change your name due to marriage or divorce
*to add or change a Transfer on Death beneficiary

You can obtain a signature guarantee from a bank, broker-dealer, credit union, any securities exchange or association, clearing agency, savings association or trust company. A notary public can not provide a signature guarantee.

Redemptions in Kind. We normally pay all redemptions in cash, but we can fulfill a redemption request with payment in whole or in part in the form of our portfolio securities.

Minimum Account Balance. We reserve the right to automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions. We will not redeem your account if your balance is below $1,000 due to a decline in our price.
We will notify you in writing 60 days prior to the redemption of your account.

Incorrect Tax Identification Number. We reserve the right to automatically redeem your account if you furnish an incorrect social security or tax identification number. We will notify you in writing 30 days prior to the redemption of your account.

Temporary Suspension of Redemptions.  We can temporarily suspend any redemption requests in case of an emergency as directed by the Securities and Exchange Commission.
                              20

Shareholder Inquiries. You can access information on your account 24 hours a day, seven days a week from any touch-tone phone. Simply call (800) 576-7498 and follow the menu instructions. You can reach a customer service representative at
(800) 576-7498 between the hours of 8:00 a.m. and 6:00 p.m.
Eastern Standard Time during any business day.

Change of Address. You can change the address on your account by calling PFPC. PFPC will mail a confirmation of your change of address to both your old and new address.

Householding. We will mail you an annual and semi-annual report that will include the portfolio manager's comments on his strategies and results, along with a list of current portfolio holdings and financial statements. These reports, along with first and third quarter reports, will also be available on our web site, www.greenspringfund.com. To reduce expenses, we mail one report to each household regardless of the number of accounts registered to the household. You can request additional copies at no extra charge.


                     FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in our Annual Report, which is available upon request.












                              21

                        GREENSPRING FUND, INCORPORATED
                            FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    12/31/02   12/31/01  12/31/00  12/31/99  12/31/98
                                    -------   --------  --------  --------  --------
Net Asset Value,
 Beginning of Period                $17.74     $16.98   $15.41    $16.10    $20.04
                                    ------     ------   ------    ------    ------
Income From Investment Operations
Net Investment Income                 0.88       0.93     0.85      1.16      0.76
Net Realized and Unrealized
 Gain/(Loss) on Investments          (1.98)      0.79     1.51     (0.73)    (3.91)
                                    -------    ------   ------    -------   -------
Total From Investment Operations     (1.10)      1.72     2.36      0.43     (3.15)
                                    -------    ------   ------    -------   -------
Less Distributions
Net Investment Income                (0.94)     (0.96)   (0.79)    (1.12)    (0.75)
Net Realized Gain on Investments     ( -  )     ( -  )   (  - )    (  - )    (0.04)
                                    -------    -------   ------    ------    ------
Total Distributions			 (0.94)     (0.96)   (0.79)    (1.12)    (0.79)
                                    -------    -------   ------    ------    ------
Net Asset Value,
 End of Period                      $15.70     $17.74    $16.98    $15.41    $16.10
                                    =======    ======    ======    ======    ======
Total Return                        (5.99%)    10.23%    15.64%     2.64%   (15.97%)
                                    =======    ======    ======    ======   ========
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)              $51,253   $52,692   $46,717   $60,813   $113,884
                                    =======   =======   =======   =======   ========
Ratio of Expenses to
 Average Net Assets                   1.19%     1.19%     1.24%     1.08%     1.01%
                                    =======   =======   =======   =======   ========
Ratio of Net Investment
 Income to Average Net Assets         5.33%     5.04%     4.83%     6.10%     3.77%
                                    =======   =======   =======   =======    =======
Portfolio Turnover                   78.58%    89.41%   100.78%    91.27%    71.62%
                                    =======   =======   =======   =======    =======

                              22

                                NOTES



























                               NOTES
































                            PRIVACY POLICY
                    (not part of the Prospectus)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. We assure the confidentiality of personal information provided to us.

Customers of Greenspring Fund provide us with certain personal information. Some of this information may be disclosed to nonaffiliated third parties. For example, personal information is disclosed to our transfer agent in order to administer customer accounts and mail transaction confirmations and tax forms. Personal information is also disclosed to the mailing house the Fund utilizes for mailing shareholder reports. Disclosing this information enables us to meet customers' financial needs and regulatory requirements. The Greenspring Fund does not sell or disclose its customers' personal information to third parties for their marketing purposes. Security practices and procedures are in place to ensure the confidentiality of this information.

Anyone visiting our web site does so anonymously. The personal information that Greenspring Fund collects from its web site visitors is used to provide general information, information regarding a specific product or to contact an individual in order to satisfy a request and remains confidential.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com.


                              PP-1

                GREENSPRING FUND, INCORPORATED
                2330 West Joppa Road, Suite 110
                     Lutherville, MD 21093
                        (410) 823-5353
                        (800) 366-3863
                   www.greenspringfund.com


The Statement of Additional Information ("SAI") includes additional information about the Greenspring Fund and is incorporated by reference herein (meaning it is legally considered part of this Prospectus).

Additional information about our investments is available in our
semi-annual and annual reports.   The annual report discusses the
market conditions and investment strategies that significantly affected our performance during 2002.

You can obtain a free copy of our SAI, annual and semi-annual reports from the SEC's internet site at http://www.sec.gov, from our internet site at www.greenspringfund.com, by e-mailing us at www.greenspring@greenspringfund.com, or by calling us at (800) 366-3863.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC or may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

If you have questions regarding your account, call Shareholder
Services at (800) 576-7498.

                    SEC File Number: 811-3627




















                  GREENSPRING FUND, INCORPORATED
                          (the "Fund")


	         STATEMENT OF ADDITIONAL INFORMATION



The Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2003. Our Prospectus is available on our web site, www.greenspringfund.com. You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's financial statements for the year ended December 31, 2002 and the report of independent accountants are included in the Fund's Annual Report and are hereby incorporated by reference. The Annual Report is also available on our web site or can be requested, without charge, by calling (800) 366-3863.

This Statement of Additional Information is dated May 1, 2003.










                         TABLE OF CONTENTS


Organization                                    	  2

Description of the Fund, Its Investments and Risks	  2

Management of the Fund	                                6

Principal Holders of Securities	                    8

Investment Advisory and Other Services	              8

Brokerage Allocation	                               10

Capital Stock	                                     10

Purchase, Redemption and Pricing of the Fund's Shares	 10

Taxes	                                                 11

Total Return Performance	                         12

Financial Statements	                               13

Appendix	                                           14




                        Organization

Greenspring Fund, Incorporated (the "Fund") was incorporated
under the laws of the State of Maryland in October 1982.   The
Fund first offered its shares to the public on July 1, 1983.

       Description of the Fund, Its Investments and Risks

Description. The Fund is an open-end, diversified investment management company.

Investment Strategies. The Fund primarily invests in companies whose securities it considers undervalued relative to their peers or the general market. The Fund may also invests in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Risks. The Fund invests in companies that it considers to be undervalued relative to their peers or the general market. However, there is the risk that these value stocks may not reach what the portfolio manager believes is its full value. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit rating could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest.

Investment Program. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may be high yield), convertible bonds, government securities, and money market instruments. The Fund also reserves the right to invest in repurchase agreements, foreign securities, write or purchase call options (covered or uncovered), and write or purchase put options. The Fund normally limits its investment in a specific security to 5% of total Fund assets at the time of purchase. The Fund also limits its concentration in one particular industry to less than 25% of total Fund assets at the time of purchase.

Options. The Fund may purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Call Options. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may sell uncovered call options. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more than 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio.
                               2

This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly. The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold. The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option). No more that 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Non-Investment Grade Debt Securities. The Fund may invest in non-investment grade debt securities. The total return and yield of non-investment grade debt securities, commonly referred to as "high yield" bonds, can be expected to fluctuate more than the total return and yield of investment grade debt securities, but not as much as those of common stock. High yield bonds (those rated below BBB or Baa or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

The high yield bond market's growth has paralleled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield securities market and on the value of these securities in the Fund's portfolio, as well as the ability of the issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of high yield bonds.

The market for high yield bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, high yield bonds will be valued in accordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted high yield bonds, these bonds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect high yield bonds differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. High yield bonds are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to obtain additional financing. If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

High yield bonds present risks based on payment expectations. These bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond?s value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield bonds than in the case of investment grade debt securities.

The following table illustrates the percentage of our total
                               3

investments during 2002 represented by 1) bonds rated by S & P and Moody's, separated into each applicable rating category by monthly dollar weighted average and 2) bonds not rated, which is not necessarily an unfavorable rating. The composition of the bonds held during 2002 is not an indication of the future composition of the portfolio.


                 Rating Categories
                 S & P    Moody's   Percentage
                 -----    -------   ----------
                  AAA       Aaa         0%
                   A         A          0%
                  BBB                  9.23%
                            Baa        2.43%
                  BB                   4.33%
                            Ba        12.14%
                   B                  12.29%
                             B         9.82%
                  CCC                  9.89%
                            Caa        0.61%
                  CC                    0%
                            Ca          0%
                Unrated               12.61%
                           Unrated    23.35%

Foreign Securities. The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are generally not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

Repurchase Agreements. The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy.

Portfolio Turnover. While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund's investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than other mutual funds. The Fund's portfolio turnover rate for the fiscal years ended December 31, 2002 and 2001 was 78.58% and 89.41%, respectively.

Fundamental Policies. The Fund's fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1)	purchase any securities which would cause
      more than 5% of its total assets at the
      time of such purchase to be invested in
      the securities of any issuer, except the
      U.S. Government; provided that up to 25%
      of its total assets may be invested
      without regard to such limitation; and
      the Fund may not purchase any securities
                               4

which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of an issuer;

2)	purchase any securities which would cause
      more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	invest in companies for the purpose of exercising
      management or control;

4)	purchase or sell real estate, although it
      may invest in securities representing
      interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	purchase or sell commodities or commodity contracts;

6)	purchase securities on margin or effect short sales
      of securities;

7)	make loans, except that it may acquire
      debentures, notes and other debt
      securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	borrow money, except for temporary
      emergency purposes, and then only in
      amounts not exceeding the lesser of 10%
      of its total assets valued at cost or 5% of its total assets valued at market;

9)	mortgage, pledge or hypothecate securities;

10)	act as securities underwriter, except to
      the extent that it may be regarded as a
      statuatory underwriter upon disposition
      of any of its securities for purposes of the Securities Act of 1933;

11)	deal with any of its officers or
      directors or with any firm of which any
      of its officers or directors is an
      officer, director or member as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services;

12)	issue any obligations, bonds, notes or
      other senior securities except as
      otherwise allowed by the foregoing
      restrictions.










                               6

                    Management of the Fund

The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the Fund's shareholders. The following list summarizes information on the officers and directors of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. Those noted as "interested persons" are interested on the basis of their positions with the Fund's investment adviser, Corbyn Investment Management, Inc. ("Corbyn") except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers). The Fund is the only mutual fund overseen by the Directors.


                               Position Held              Term of Office and             Principal Occupation(s)         Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years     Directorships
---------------------          -------------             ---------------------         --------------------------     -------------

                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                           Term of Officer
                                                           ---------------
                                                               One year


Interested Directors
and Officers
------------
Charles vK. Carlson         President                 From March 1993 to present.      President and Director of          None
Age 43                      Chairman of the Board     From January 1994 to present.    Corbyn.
                            Chief Executive Officer   From February 1994 to present.

William E. Carlson          Director                  From February 1994 to present.   President of Shapiro               None
Age 45                                                                                 Sher Guinot & Sandler
                                                                                       (a law firm) from
                                                                                       February 1999 to
                                                                                       present. Partner
                                                                                       of Shapiro Sher Guinot
                                                                                       & Sandler from February
                                                                                       1990 to present.

Michael J. Fusting           Sr. Vice President       From May 1998 to present.        Managing Director of            None
Age 42                       Chief Financial Officer  From February 1994 to present.   Corbyn.
                             Director                 From March 1992 to present.

Michael T. Godack            Sr. Vice President       From March 1991 to present.      Managing Director of            None
Age 49                       Chief Compliance Officer From May 1998 to present.        Corbyn.
                             Director                 From October 1982 to present.

Richard Hynson, Jr.          Director                 From March 1985 to present.      Sr. Vice President and             None
Age 59                                                                                 Managing Director of
                                                                                       Corbyn.

Disinterested Directors
-----------------------
David T. Fu                  Director                 From May 1990 to present.     Managing Director of               None
Age 46                                                                                 Galway Partners L.L.C.
                                                                                       (a merchant bank) from
                                                                                       May 2001 to present.
                                                                                       President of Telecom
                                                                                       Practice (provides
                                                                                       information technology
                                                                                       services to the
                                                                                       telecommunications
                                                                                       industry and is a
                                                                                       subsidiary of Iconixx
                                                                                       Corp.) from November
                                                                                       2000 to May 2001.  Vice
                                                                                       President of Business
                                                                                       Development of Iconixx
                                                                                       Corp. (a web strategy,
                                                                                       design and development
                                                                                       firm)(formerly known as
                                                                                       Empyrean Group, a
                                                                                       consolidator of
                                                                                       information technology
                                                                                       service companies) from
                                                                                       November 1998 to
                                                                                       November 2000.
                                                                                       Managing Director of
                                                                                       Galway Partners L.L.C.
                                                                                       from January 1995 to
                                                                                       October 1998.

                               6

                               Position Held              Term of Office and             Principal Occupation(s)        Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years    Directorships
---------------------          -------------             ---------------------         --------------------------    -------------
                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                            Term of Officer
                                                            ---------------
                                                                One year


Disinterested Directors
-----------------------
Sean T. Furlong              Director                    From March 2003 to present.     Director of Strategic               None
Age 37                                                                                   Planning of Newell-
                                                                                         Rubbermaid (marketer of
                                                                                         consumer products) from
                                                                                         August 2002 to present.
                                                                                         Division Controller of
                                                                                         Cisco Systems (networking
                                                                                         for Internet) from August
                                                                                         2000 to August 2002.
                                                                                         Various Controller positions
                                                                                         of Black and Decker
                                                                                         Corporation (global
                                                                                         manufacturer) from December
                                                                                         1997 to July 2000.





Michael P. O'Boyle               Director                  From July 2000 to present.     Chief Financial Officer         None
Age 46                                                                                    of The Cleveland Clinic
                                                                                          Foundation (provides
                                                                                          patient care within a
                                                                                          setting of education and
                                                                                          research) from October
                                                                                          2001 to present.
                                                                                          Executive Vice President
                                                                                          and Chief Financial
                                                                                          Officer of MedStar
                                                                                          Health (a non-profit,
                                                                                          community-based health
                                                                                          care organization serving
                                                                                          the Baltimore-
                                                                                          Washington region) from
                                                                                          April 1999 to October
                                                                                          2001.  Sr. Vice President
                                                                                          of Business and System
                                                                                          Development of MedStar
                                                                                          Health from July 1998 to
                                                                                          April 1999. Chief
                                                                                          Financial Officer of
                                                                                          Medlantic Healthcare
                                                                                          Group from September
                                                                                          1991 to July 1998.

Officers
--------
Elizabeth Agresta Swam           Secretary and Treasurer   From May 1998 to present.      Administrator of the             N/A
Age 35                                                                                    Fund from April 1991 to
                                                                                          present.

Standing Committees. Currently, the Fund's Board of Directors has one standing committee. The Audit Committee oversees and monitors the Fund's internal accounting and control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The Committee consists of David Fu, Michael O'Boyle and Sean Furlong and meets periodically as needed. The Committee was formed on February 13, 2003, and, therefore held no meetings during the fiscal year ending December 31, 2002.

Directors' ownership of the Fund.  As of December 31, 2002, the
Directors beneficially owned the following dollar value of Fund shares.

  Interested Directors                 Dollar Range of Fund Shares Owned
  --------------------                 ---------------------------------
  Charles vK. Carlson                           over $100,000
  William E. Carlson                         $50,001 - $100,000
  Michael J. Fusting                         $10,001 - $50,000
  Michael T. Godack                             $1 - $10,000
  Richard Hynson, Jr.                           over $100,000

Disinterested Directors
-----------------------
David T. Fu                                     over $100,000
Sean T. Furlong*                                     $0
Michael P. O'Boyle                              $1 - $10,000

*Sean T. Furlong was elected to the Board of Directors on March
6, 2003 and, therefore, ownership in Fund shares is as of April
1, 2003.

Independent directors and directors who are not employees of the Fund or companies affiliated with the Fund are compensated $1,000 for attending the annual Board of Directors meeting plus $350 for each other meeting attended. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are "interested persons" of the Fund are not compensated by the Fund, but may be compensated by Corbyn.


                               7


                       Compensation Table

             Name                Aggregate Compensation from Fund for 2002

    Interested Directors
    --------------------
    Charles vK. Carlson                                $0
    William E. Carlson                               $2,400
    Michael J. Fusting                                 $0
    Michael T. Godack                                  $0
    Richard Hynson, Jr.                                $0

  Disinterested Directors
  -----------------------
    David T. Fu                                      $2,400
    Sean T. Furlong                                    $0
    Michael P. O'Boyle                               $2,050

There is no pension or retirement benefits accrued as part of the Fund's expenses.

The Fund and its Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics allow personnel to invest on a last in and last out basis for securities which are also purchased or sold for the Fund or its Adviser. Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security. The codes of ethics provide that no personnel who is aware that the Fund or its Adviser is purchasing or selling a particular security, or that the Fund or its Adviser has such a purchase of sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund's or its Adviser's transactions in that security have been completed.

	           Principal Holders of Securities

As of April 1, 2003, the following shareholders are the recordholders of 5% or more of the outstanding shares of the
Fund:

                                         Amount/            Percentage
 Name/Address                      Nature of Ownership     of Ownership
 ------------                      -------------------     ------------
National Investor Services Corp.        731,524                 18%
55 Water Street, 32nd Floor             Record
New York, NY 10041-3299

Corbyn Investment Management, Inc.	    699,094	                17%
2330 West Joppa Road, Suite 108	    Record
Lutherville, MD 21093

Charles Schwab & Co., Inc.              608,613                 15%
101 Montgomery Street			    Record
San Francisco, CA 94104

National Financial Services Corp.       229,242  		     6%
P.O. Box 3730                           Record
New York, NY 10008-3730

As of April 1, 2003, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately 85,645 shares of the Fund, representing approximately 2% of the Fund's outstanding shares.

	         Investment Advisory and Other Services

Investment Adviser.  Corbyn Investment Management, Inc., is the
Fund's Adviser and is located at 2330 West Joppa Road, Suite 108,
Lutherville, Maryland 21093. Corbyn was organized in 1973 and provides investment management services for pension funds, endowments and individuals.

Subject to the supervision of the Board of Directors of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund. The
                               8

Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund?s share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

The Fund compensates the Adviser at the end of each calendar month with a fee computed daily of .75% of average daily net assets up to $250 million, .70% of average daily net assets between $250 and $500 million and 65% of average daily net assets in excess of $500 million.

The investment advisory fees paid by the Fund for the fiscal years ended December 31, 2000, 2001 and 2002 were $363,206,
$386,221 and $384,658, respectively.

Each year, the Advisory Agreement must be approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the Agreement must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940
Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60 days written notice to the Adviser and will terminate
automatically in the event of its assignment.   The Adviser may
also terminate the Agreement by notifying the Fund 60 days prior to the termination date.

The Board of Directors approved the Fund's Investment Advisory Agreement at its most recent meeting on April 10, 2003. The Board focused on the quality of services provided by the adviser and the overall fairness of the contract. The Board discussed the quality of services provided by the investment adviser by reviewing the Fund's performance for the fiscal year ended December 31, 2002 of -5.99%, which compared favorably to major market benchmark indices, relative market benchmark indices, as well as peer groups, and the degree of risk undertaken by the Fund to achieve its performance. The Board discussed the fairness of the contract, which included reviewing certain pertinent factors. The first factor, the nature and quality of the services provided, was discussed above. The second factor is the extent to which economies of scale have been taken into account in setting the fee schedules. The Board discussed that in 1998, the advisory fee structure was changed from a flat fee of 0.75% of monthly net assets to a step down fee structure that would decrease the advisory fee as the Fund's assets grew. The Board considered the Fund's advisory fees compared to those of similar funds. The Fund's advisory fee structure and expense ratio were compared to other mutual funds with assets between $25 - $75 million that are categorized by Lipper as Flexible Portfolio or by Morningstar as Domestic Hybrid. The average fee structure was 0.69% as compared with the Fund at 0.75%. The average expense ratio for 2002 was 1.10% as compared with the Fund at 1.19%. The Board discussed facts contributing to the Fund's peers having both lower average fee structures and expense ratios and then determined that the Fund's fee structure and expense ratio were reasonable.

Administrator. Corbyn Investment Management, Inc. serves as the administrator of the Fund pursuant to an Administrative Services Agreement dated May 1, 1998. Corbyn is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

The Fund compensates Corbyn with a monthly fee of $2,500 plus
..04% of average daily net assets up to $250 million, .03% of average daily net assets between $250 and $500 million and .025% of average daily net assets in excess of $500 million.

The administrative fees paid by the Fund for the fiscal years ended December 31, 2000, 2001 and 2002 were $49,371, $50,599 and
$50,507, respectively.

Transfer Agent. PFPC, Inc. ("PFPC") is the transfer agent for the Fund. PFPC's address is 400 Bellevue Parkway, Suite 108,
Wilmington, Delaware 19809.

Custodian.  PFPC Trust Company is the custodian for the Fund.
PFPC Trust Company's address is 8800 Tinicum Boulevard, Third
Floor, Suite 200, Philadelphia, Pennsylvania 19153.

Independent Accountants.  PricewaterhouseCoopers LLP ("PwC") is
the independent accountant for the Fund.  The financial
statements for the year ended December 31, 2002 and the report of
PwC are included in the Fund's Annual Report, which are
incorporated by reference into this Statement of Additional
Information.
                               9

	                Brokerage Allocation

Corbyn selects the brokerage firms used to complete securities transactions. Broker-dealers are selected to effect securities transactions for the Fund based on which can obtain the most favorable combination of price and execution for a transaction. The Fund does not base its execution decisions solely on whether the lowest possible commission can be obtained. Corbyn determines if the commission is reasonable relative to the value of the brokerage and research services provided for that particular transaction or for overall services provided. Corbyn evaluates the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities.

The Fund will compare commissions charged on transactions to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Corbyn may pay a higher brokerage commission to brokers who provide quality, comprehensive and frequent research studies that assist Corbyn in its investment-decision responsibilities. These services and data are provided in written form or electronic media, which are used by Corbyn in connection with its research of securities and execution of trades. Services provided by brokers include quotation services, computer databases and software, and other trade and industry publications. The benefits realized from research services and data received from brokerage institutions may be used by Corbyn in servicing all of its accounts however not all of these services may be used by the adviser in connection with the Fund. Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

For the fiscal years ended December 31, 2000, 2001 and 2002, the total brokerage commissions paid by the Fund were $339,519, $187,864 and $177,249, respectively. Total brokerage commissions were lower in 2001 and 2002 due to less active portfolio trading. The Fund's officers and directors and Corbyn's officers, directors and shareholders are not affiliated with any brokers used by the Fund.

                          Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund holds a Meeting of Shareholders when certain non-routine matters must be approved. However, if you own at least 10% of the Fund's outstanding shares, you may call a special meeting for the purpose of voting on the removal of any Fund director.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so.

	Purchase, Redemption and Pricing of the Fund's Shares

Purchase of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the "Exchange") is open for business. The Fund must receive your purchase order prior to the close of the Exchange for you to receive that day's closing net asset value. If your purchase order is received after the close of the Exchange, you will receive the next day's closing net asset value.

Net Asset Value Per Share. The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange each day the Exchange is open for business. The Exchange is typically closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Pricing of Securities. Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed
                              10

by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

The Fund may invest in securities which are restricted as to public sale. Such securities may be valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser as directed by the Board of Directors.

Redemption in Kind. The Fund expects to make all redemptions in cash. The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund's portfolio securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                              Taxes

The Fund intends to continue to qualify each year for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such for a taxable year, the Fund must (a) diversify its holdings so that at the end of each quarter of the year
(i) at least 50% of the value of its total assets is represented by cash and cash equivalents, U.S. government securities, securities of other regulated investment companies and other securities (excluding securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities) and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (b) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains (without including losses) from the sale or other disposition of securities or foreign currencies and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (c) distribute at least 90% of the Fund's taxable income (determined without regard to any deduction for dividends paid) for the taxable year.

In addition, in each calendar year the Fund is required to distribute at least the sum of 98% of the ordinary income earned in that year, 98% of the capital gains realized in the 12-month period ending on October 31 of that year and any undistributed ordinary income and realized capital gains from the prior year or the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed.
For 2002, the Fund made the following distributions:

                 Ordinary Dividends Per Share $0.94

Dividends and other distributions are generally taxable to shareholders in the year in which they are received. Dividends declared by the Fund in December but paid during the following January generally will be treated as received by shareholders on December 31. If, in any taxable year, the Fund does not qualify as a regulated investment company, (a) it would be taxed at normal corporate tax rates on the entire amount of its taxable income, if any, without deduction for distributions to its shareholders, and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a regulated investment company.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"),
                              11

plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the source-of-income requirement mentioned above.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

                     Total Return Performance

Total return data of the Fund from time to time may be included in advertisements about the Fund. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes used in the Fund's advertising and promotional materials are calculated for the one year, five year and ten year periods according to the following formula:

P(1+T)n = ERV
where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of that period

Average annual total return (after taxes on distributions) quotes used in the Fund's advertising and promotional materials are calculated for the one year, five year and ten year periods according to the following formula:

P(1+T)n=ATVD
where:
P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of that period, after taxes on fund distributions but not after taxes on redemption

Average annual total return (after taxes on distributions and redemption) quotes used in the Fund's advertising and promotional materials are calculated for the one year, five year and ten year periods according to the following formula:

P(1+T)n=ATVDR
where:
P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemption n = number of years
ATVDR = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of that period, after taxes on fund distributions and redemption

All dividends and other distributions by the Fund are assumed to
                               12

have been reinvested at the net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results to those of other mutual funds and investment vehicles.

                       Financial Statements

The financial statements are incorporated by reference from the Fund's Annual Report to Shareholders dated December 31, 2002. The
Annual Report was filed with the SEC on February 20, 2003. The accession number is 711322-03-000004.



















                              13

                           APPENDIX A
              Description of Corporate Bond Ratings

Standard & Poor's Corporation

The bond ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources that it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default, capacity and willingness of the
      obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.	Nature and provisions of the obligation.

III.	Protection afforded by, and relative position of, the
      obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

CCC - Identifiable vulnerability to default and dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC, C - Subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard &
Poor?s believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present.
Consequently, the long-term risks appear somewhat larger than with Aaa securities.

A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements and often the
protection of interest and principal payments may be only
                              14

moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

Ca - Represent obligations that are speculative in a high degree and are often in default or have other marked shortcomings.

C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.
















                              15


	                      PART C
	                 OTHER INFORMATION

Item 23.

a(1)	Articles of Incorporation of the Registrant, filed as
      Exhibit a(1) to the Registrant's Post-Effective Amendment
      No. 22 (File No. 2-81956 and 811-3627) dated April 28,
      2000, which is hereby incorporated by reference.

a(2)	Amendment to the Articles of Incorporation of Registrant,
      dated May 8, 1990, filed as Exhibit a(2) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-
      81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

a(3) Amendment to the Articles of Incorporation of Registrant, dated April 28, 1998, filed as Exhibit a(3) to the Registrant's Post-Effective Amendment No. 20 (File No.
      2-81956 and 811-3627) on April 30, 1998, which is hereby
      incorporated by reference.

b(1) 	By-laws of the Registrant, filed as Exhibit b(1) to the
      Registrant's Post-Effective Amendment No. 22 (File No. 2-
      81956 and 811-3627) dated April 28, 2000, which is hereby incorporated by reference.

b(2) Amendment to the By-Laws, dated May 8, 1990, filed as Exhibit b(2) to the Registrant's Post-Effective Amendment
      No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000,
      which is hereby incorporated by reference.

b(3) Amendment to the By-Laws, dated October 19, 2000 filed as Exhibit b(3) to the Registrant's Post-Effective
      Amendment No. 23 (File No. 2-81956 and 811-3627) on April
      30, 2001, which is hereby incorporated by reference.

c 	Provisions of instruments defining the rights of holders of
      the Registrant's securities are contained in the Articles of Incorporation of the Registrant.

d	Investment Advisory Agreement, dated October 15, 1999,
      filed as Exhibit d to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

g(1)	Custodian Agreement, dated October 1, 1994, between the
      Registrant and Wilmington Trust Company, filed as Exhibit g(1) to the Registrant's Post Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on September 1, 1994, which is hereby incorporated by reference.

g(2)	Assignment Agreement to the Custodial Agreement of the
      Registrant, dated January 5, 1998, filed as Exhibit g(2) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

g(3)	Custodial Fees (schedule of remuneration), dated October 1,
      1994, filed as Exhibit g(3) to the Registrant's Post-
      Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995, which is hereby incorporated by reference.

g(4) Assignment Agreement to the Custodial Agreement of the Registrant, dated December 31, 1998, filed as Exhibit g(4) to the Registrant's Post-Effective
      Amendment No. 21 (File No. 2-81956 and 811-3627) on
      February 26, 1999, which is hereby incorporated by reference.

g(5)	Amendment to Custodial Fees (schedule of
      remuneration), dated April 1, 2001, filed as Exhibit g(5) to the Registrant's Post-Effective Amendment No.
      23 (File No. 2-81956 and 811-3627) on April 30, 2001,
      which is hereby incorporated by reference.

h(1)	Order Placement Procedures Amendment to the Charles Schwab
      Operating Agreement, dated January 6, 1998, filed as
      Exhibit h(1) to the Registrant's Post-Effective Amendment
      No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998,
      which is hereby incorporated by reference.

h(2)	Transfer Agent Agreement, dated October 1, 1998, between
      the Registrant and PFPC Inc., filed as Exhibit h(2) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(3)	Administrative Services Agreement of the Registrant, dated
      May 1, 1998, filed as Exhibit h(3) to the Registrant?s Post-Effective Amendment No. 20 (File No. 2-81956 and 811-
      3627) on April 28, 1998, which is hereby incorporated by reference.

                               1

h(4)	Retirement Plan Order Processing Amendment to the Charles
      Schwab Operating Agreement, dated October 15, 1998, filed as Exhibit h(4) to the Registrant's Post-Effective
      Amendment No. 21 (File No. 2-81956 and 811-3627) on
      February 26, 1999, which is hereby incorporated by reference.

h(5)	Administration Agreement, dated January 11, 1999, among the
      Registrant, Fidelity Brokerage Services and National Financial Services Corporation, filed as Exhibit h(5) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(6)	Amendment to the Charles Schwab Operating Agreement, dated
      November 15, 1999, filed as Exhibit h(6) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-
      81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(7)	Agreement, dated October 11, 1999, among Registrant and
      American Express Financial Advisors Inc., filed as Exhibit h(7) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(8)	Amendment to Agreement, dated February 1, 2000,  among
      Registrant and American Express Financial Advisors, filed as Exhibit h(8) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(9)	Retirement Plan Order Processing Amendment to the Charles
      Schwab Operating Agreement, dated October 1, 2000, filed as Exhibit h(9) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001,
      which is hereby incorporated by reference.

h(10)	Agreement, dated August 21, 2000, among Registrant and
      Goldman, Sachs & Co., filed as Exhibit h(10) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(11)	Services Agreement, dated February 15, 2003, among
      Registrant and Charles Schwab, filed herewith.

h(12)	Amendment to Charles Schwab Operating Agreement,
      dated January 1, 2003, filed herewith.

h(13)	Confidentiality Agreement, dated February 15, 2003,
      among Registrant and Charles Schwab, filed herewith.

h(14)	Retirement Plan Same Day Exchange Processing
      Amendment to the Charles Schwab Operating Agreement, dated April 1, 2003, filed herewith.

i   	Opinion and Consent of Counsel, filed herewith.

j   	Consent of PricewaterhouseCoopers LLP, filed
      herewith.

l   	Agreement of Registrant providing the initial capital,
      filed as Exhibit l to the Registrant's Registration Statement of Form N-1 (File No. 2-81956 and 811-3627) on April 30, 1983, and Post-Effective Amendment No. 24 (File No. 2-81956 and 811-3627) on April 22, 2002, which is hereby incorporated by reference.

o	Codes of Ethics, filed as Exhibit o to the Registrant's
      Post-Effective Amendment No. 22 (File No. 2-81956 and 811-
      3627) on April 28, 2000, which is hereby incorporated by reference.

Item 24.  Persons Controlled by or Under Common Control with
Registrant

Charles vK. Carlson is President of Corbyn Investment Management, Inc. ("Corbyn") and Messrs. Godack, Hynson, Trump and Fusting and Mrs. Karla Moore are Managing Directors of Corbyn. As of April 1, 2003, approximately 17% of the Fund's outstanding stock was owned by various private counsel clients to which Corbyn has discretionary authority. See the response to Item 26 below for further information regarding Corbyn.

Item 25.  Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation,
                              2

partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Corbyn Investment Management, Inc. (the "Adviser") was organized in 1973 and provides investment management services for pension fund, endowments and individuals. The Adviser is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson
-------------------
President, Chairman of the Board of Directors and Chief Executive
Officer of Greenspring Fund, Inc; President and Director of
Corbyn Investment Management, Inc.

Michael Timothy Godack
----------------------
Sr. Vice President, Chief Compliance Officer and Director of the
Greenspring Fund, Inc.; Managing Director of Corbyn Investment
Management, Inc.

Michael Joseph Fusting
----------------------
Sr. Vice President, Chief Financial Officer and Director of
Greenspring Fund, Inc.; Managing Director of Corbyn Investment
Management, Inc.

David Allen Trump
-----------------
Managing Director of Corbyn Investment Management, Inc.

Karla Keller Moore
------------------
Managing Director and Secretary of Corbyn Investment Management,
Inc.

Item 27.  Principal Underwriters

The Registrant does not have any principal underwriter of its shares.

Item 28.  Location of Accounts and Records:

(a)	With respect to the required books and records to be
maintained by the Registrant's Custodian under Section
31(a) of the 1940 Act, the address is:

PFPC Trust Company
8800 Tinicum Boulevard
Third Floor, Suite 200
Philadelphia, PA 19153

                               3

(b)	With respect to the required books and records to be
maintained by the Registrant's Transfer Agent under Section
31(a) of the 1940 Act, the address is:

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809


(c)	With respect to all other required books and records to be
maintained by the Registrant at its principal office and the Registrant's Investment Advisor under Section 31(a) of the 1940 Act, the person maintaining physical possession and the address are:

Elizabeth Agresta Swam
Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093

Item 29.  Management Services

The Registrant has disclosed all management-related service contracts in Part A and B.

Item 30.  Undertakings

Not Applicable














                               4

                           Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 10th day of April, 2003.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    ------------------------------
    Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                   Title                    Date
     ---------                   -----                    ----
/s/Charles vK. Carlson	 President,Chief Executive    April 10, 2003
Charles vK. Carlson	 Officer and Chairman of
                         the Board

/s/William E. Carlson    Director				April 10, 2003
William E. Carlson

/s/David T. Fu    	 Director 			      April 10, 2003
David T. Fu

/s/Sean T. Furlong       Director 			      April 10, 2003
Sean T. Furlong

/s/Michael J. Fusting    Sr. Vice President, Chief	April 10, 2003
Michael J. Fusting	 Financial Officer and
                         Director

/s/Michael T. Godack 	 Sr. Vice President, Chief	April 10, 2003
Michael T. Godack		 Compliance Officer and
                         Director

/s/Richard Hynson, Jr.   Director				April 10, 2003
Richard Hynson, Jr.

/s/Michael P. O'Boyle 	 Director				April 10, 2003
Michael P. O'Boyle












                               5


                         EXHIBIT H(11)

                      SERVICES AGREEMENT






















                               6

                      SERVICES AGREEMENT

	This Agreement is made as of February 15, 2003, between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, each registered investment company ("Fund Company") executing this Agreement, on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)") listed on Schedule I, as amended from time to time, and Corbyn Investment Management, Inc. ("Fund Affiliate"). Fund Company and Fund Affiliate are collectively referred to herein as "Fund Parties." In the event that there are no series or classes of shares listed on Schedule I, the term "Fund(s)" shall mean "Fund Company."

	WHEREAS, Fund Affiliate is either an investment adviser to or an administrator for the Funds or the principal underwriter for the Funds.

	WHEREAS, Fund Parties wish to have certain recordkeeping, shareholder communication, and other such administrative services performed for each Fund; and

	WHEREAS, Schwab is willing to perform or cause to be performed such administrative services on the terms and conditions set forth herein.

	NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

	1.	Services.

		a.	During the term of this Agreement, Schwab shall
perform or cause to be performed the administrative services set forth on Exhibit A hereto, as such exhibit may be amended from time to time by mutual consent of the parties (the "Services").

		b.	The parties agree that the Operating Agreement,
dated as of September 14, 1993, between Schwab and Fund Company, as amended from time to time ("Operating Agreement"), is incorporated herein by this reference. In processing purchase, redemption, transfer and exchange orders placed by Schwab on behalf of investors, and in order to facilitate the performance of Services, all terms and conditions of the Operating Agreement shall be binding as between Schwab and Fund Parties, and the references to Fund Company therein shall be deemed to mean Fund
Parties for the purposes of this Agreement. In the event of any inconsistency between the Operating Agreement and this Agreement, this Agreement shall control.

	2.	Fees.  For the Services, Schwab shall receive a fee
(the "Fee") from Fund Parties that shall be calculated and paid in accordance with Exhibit B hereto.

	3.	Transaction Charges.  The parties acknowledge and
agree that Schwab may collect transaction fees from certain customers (including "Active Traders," as Schwab may define that term) for certain services and from other customers upon such
                               7

other customers' redemption of certain shares.

	4.	Indemnification.

		a.	Schwab shall indemnify and hold harmless Fund
Parties and their directors, officers, employees, and agents ("Indemnified Parties") from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of (i)
Schwab's dissemination of information regarding Fund Parties or a Fund that contains an untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading and that was not published or provided to Schwab by or on behalf of Fund Company or its affiliated persons ("Affiliates") as defined under the Investment Company
Act of 1940, as amended (the "1940 Act"), or accurately derived from information published or provided by or on behalf of Fund Company or any Affiliate, (ii) any breach by Schwab of any representation, warranty or agreement contained in this Agreement, or (iii) any willful misconduct or negligence by Schwab in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses are caused by a Fund Party's breach of this Agreement or a Fund Party's willful misconduct or negligence in the performance, or failure to perform, its obligations under this Agreement.
This Section 4(a) shall survive termination of this Agreement.

		b.	In any event, no party shall be liable for any
special, consequential or incidental damages.

	5.	Role and Relationship of Schwab.  The parties
acknowledge and agree that the Services under this Agreement are recordkeeping, shareholder communication and related services only and are not the services of an underwriter or a principal underwriter of any Fund within the meaning of the Securities Act of 1933, as amended, or the 1940 Act, although certain of these services may be distribution related. This Agreement does not grant Schwab any right to purchase shares from any Fund (although it does not preclude Schwab from purchasing any such shares), nor does it constitute Schwab an agent of Fund Parties or any Fund for purposes of selling shares of any Fund to any dealer or the public. To the extent Schwab is involved in the purchase of shares of any Fund by Schwab's customers, such involvement will be as agent of such customer only.

	6.	Information to be Provided.  Fund Parties shall
provide to Schwab prior to the effectiveness of this Agreement or as soon thereafter as practicable, two (2) copies of the then-current prospectus and statement of additional information of each Fund. Fund Party shall provide Schwab with written copies of any amendments to or changes in the Fund's prospectus or statement of additional information immediately upon their effective date.

	7.	Representations and Warranties.

		a.	Each Fund Party represents and warrants that
its board of directors or board of trustees has authorized such
Fund Party to enter into this Agreement.
                               8

		b.	Each Fund Party represents and warrants that
the person signing this Agreement on its behalf is an officer or a party authorized to execute this Agreement on behalf of such Fund Party.

	8. 	Notices.  All notices required by this Agreement
(excluding the Operating Agreement) shall be in writing and delivered personally or sent by first class mail. Such notices will be deemed to have been received as of the earlier of actual physical receipt or three (3) days after deposit, first class postage prepaid, in the United States mail. All such notices shall be made:

	if to Schwab, to:	Charles Schwab & Co., Inc.
				101 Montgomery Street
				San Francisco, CA 94104

				Attention: William M. Thomas
				Senior Vice President/Mutual Funds

	with a copy to:	General Counsel, Mutual Funds
				at the same address;

	if to Fund Party, to the address given below in the signature block.

	9.	Nonexclusivity.  Each party acknowledges that the
other may enter into agreements similar to this Agreement with other parties for the performance of services similar to those to be provided under this Agreement, unless otherwise agreed to in writing by the parties.

	10.	Assignability.  This Agreement is not assignable by
any party without the other parties' prior written consents and any attempted assignment in contravention hereof shall be null and void; provided, however, that Schwab may, without the consent of Fund Parties, assign its rights and obligations under this Agreement to any Affiliate.

	11.	Exhibits and Schedules; Entire Agreement.  All
Exhibits and Schedules to this Agreement, as they may be amended from time to time, are by this reference incorporated into and made a part of this Agreement. This Agreement (including the Exhibits and Schedules hereto), together with the Operating Agreement, constitute the entire agreement between the parties as to the subject matter hereof and supersede any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the time at which this Agreement has been executed and delivered by Schwab and Fund Parties.

	12.	No Waiver.  The failure of either party to insist
upon exercising any right under this Agreement shall not to any extent preclude such party from asserting or relying upon such right in any other instance.

	13.	Amendment.  This Agreement and the Exhibits and
Schedules hereto may be amended only by a writing executed by each party hereto that is to be bound by such amendment.
                               9

	14.	Governing Law.  This Agreement shall be governed by
and interpreted under the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the state.

	15.	Effectiveness of Agreement; Termination

		a.	The effective date of this Agreement as to any
Fund shall be the later of the date on which this Agreement is made or the date set forth opposite the name of the Fund on
Schedule I.

		b.	This Agreement may be terminated as to a Fund
(i) by any party upon ninety (90) days' written notice to the other parties or (ii) by any party upon such shorter notice as is required by law, order, or instruction by a court of competent jurisdiction or a regulatory body or self-regulatory organization with jurisdiction over such terminating party or (iii) by Fund Parties, upon notice to Schwab of the termination of any Rule
12b-1 Plan as to any Fund that had such Rule 12b-1 Plan in effect as of its effective date on this Agreement, provided that a portion of the Fee is paid pursuant to the Rule 12b-1 Plan.

		c.	Notwithstanding any termination, Fund Parties
will remain obligated to pay Schwab the Fee as to each share of the Fund that was considered in the calculation of the Fee as of the date of termination, and as to each share of the Fund which results from reinvesting the dividends or capital gains distributed on such shares (each a "Pre-Termination Share"), for so long as such Pre-Termination Share is held in any of the Account(s) (as defined in the Operating Agreement) and Schwab continues to perform substantially all of the Services as to such Pre-Termination Share. Further, for so long as Schwab continues to perform the Services as to any Pre-Termination Shares, this Agreement will otherwise remain in full force and effect as to such Pre-Termination Shares. Fund Parties shall reimburse Schwab promptly for any reasonable expenses Schwab incurs in effecting any termination of this Agreement, including delivery to a Fund
Party of any records, instruments, or documents reasonably requested by the Fund Party.

		d.	In the event a Fund merges or is subject to
some other form of business reorganization such that shareholders of the Fund receive shares of an entity not listed on Schedule I to this Agreement (each share a "Reorganized Share"), each such Reorganized Share shall be deemed to be a Pre-Termination Share and Fund Parties will remain obligated to pay Schwab the Fee as to each Reorganized Share for so long as such Reorganized Share is held in any Schwab account, unless such Reorganized Share is subject to a services agreement with Schwab other than this services agreement.

	16.	Counterparts.  This Agreement may be executed in one
or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

	IN WITNESS WHEREOF, the parties have executed this
Agreement by a duly authorized representative of the parties hereto.
                              10


CHARLES SCHWAB & CO., INC.           GREENSPRING FUND, INCORPORATED


                                      By: /s/Michael J. Fusting
                                      ----------------------------
By: /s/William M. Thomas              Name: Michael J. Fusting
------------------------              ----------------------------
William M. Thomas                     Title: Sr. Vice President
Senior Vice President                 ----------------------------
Asset Management Strategic Alliances

Date: 3/10/03                         Date: 3/3/03
------------------------              ----------------------------

CORBYN INVESTMENT MANAGEMENT, INC.    Address:2330 W. Joppa Rd., Suite 110
                                      ------------------------------------
By: /s/Charles vK. Carlson            Lutherville, MD 21093
--------------------------		  ------------------------------------
Name: Charles vK.  Carlson            Attention: Michael J. Fusting
--------------------------            ------------------------------------
Title: President
--------------------------
Date: 3/3/03
--------------------------
Address:2330 W. Joppa Rd, Suite 110
-----------------------------------
Lutherville, MD 21093
-----------------------------------
Attn: Charles vK. Carlson
-----------------------------------









                              11

                           EXHIBIT A

                           SERVICES


	1.	Record Maintenance.

		Schwab shall maintain, and require any correspondent brokers or banks to maintain with respect to their customers, the following records with respect to a Fund for each customer who holds Fund shares in a Schwab brokerage account:

		a.	Number of shares;
		b.	Date, price and amount of purchases and
redemptions (including dividend reinvestments) and dates and amounts of dividends paid for at least the current year to date;
		c.	Name and address of the customer, including zip
codes and social security numbers or taxpayers identification numbers;
		d.	Records of distributions and dividend payments;
		e.	Any transfers of shares; and
		f.	Overall control records.

	2.	Shareholder Communications.

		Schwab shall:

		a.	Provide to a shareholder mailing agent for the
purpose of mailing certain Fund-related materials the names and addresses of all Schwab customers who hold shares of such Fund in their Schwab brokerage accounts. The shareholder mailing agent shall be a person or entity with whom the Fund has arranged for the distribution of certain Fund-related material in accordance with the Operating Agreement. The Fund-related materials shall consist of updated prospectuses and any supplements and amendments thereto, annual and other periodic reports, proxy or information statements and other appropriate shareholder communications. In the alternative, in accordance with the Operating Agreement, Schwab may distribute the Fund-related materials to its customers.

		b.	Mail current Fund prospectuses and statements
of additional information and annual and other periodic reports upon customer request and, as applicable, with confirmation statements;

		c.	Mail statements to customers on a monthly basis
(or, as to accounts in which there has been no activity in a particular month, no less frequently than quarterly) showing, among other things, the number of shares of each Fund owned by such customer and the net asset value of such Fund as of a recent date;

		d.	Produce and mail to customers confirmation
statements reflecting purchases and redemptions of shares of each Fund in Schwab brokerage accounts;

                              12

		e.	Respond to customer inquiries regarding, among
other things, share prices, account balances, dividend amounts and dividend payment dates; and

		f.	With respect to Fund shares purchased by
customers after the effective date of this Agreement, provide average cost basis reporting to customers to assist them in preparation of income tax returns.

		g.	If Schwab clears transactions in Fund shares
for any correspondent brokers or banks in an omnibus relationship, it will require each such correspondent broker or bank to provide such shareholder communications as set forth in 2(a) through to 2(f) to its own customers.

	3.	Transactional Services.  Schwab shall communicate, as
to shares of each Fund, purchase, redemption and exchange orders reflecting the orders it receives from its customers or from any correspondent brokers and banks for their customers. Schwab shall also communicate to beneficial owners holding through it, and to any correspondent brokers or banks for beneficial owners holding through them, as to shares of each Fund, mergers, splits and other reorganization activities, and require any correspondent broker or bank to communicate such information to its customers.

	4.	Tax Information Returns and Reports.  Schwab shall
prepare and file, and require to be prepared and filed by any correspondent brokers or banks as to their customers, with the appropriate governmental agencies, such information, returns and reports as are required to be so filed for reporting (i) dividends and other distributions made, (ii) amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations, and (iii) gross proceeds of sales transactions as required.

	5.	Fund Communications.  Schwab shall, upon request by
Fund Parties, on each Business Day and for each Fund, report the number of shares on which the Fee is to be paid pursuant to this Agreement and the number of shares on which no such Fee is to be paid. Schwab shall also provide each Fund with a monthly invoice.

                              13

                           EXHIBIT B
                       Calculation of Fee

1.	The following terms shall have the meanings defined
below:

		a.	"Daily Value" shall mean the Net Asset Value
("NAV") reported by such Fund to Schwab through the NSCC's Mutual Fund Profile Service (the "Profile Service") or, if the NAV is not available through the Profile Service, through the National Association of Securities Dealers, Inc. Automated Quotation
System or other mutually agreeable means.

		b.	"Excluded Shares" shall mean (i) shares of a
Fund held by MFMP investors prior to the effective date of this Agreement as to the Fund, (ii) shares of a Fund first held by MFMP investors after the termination of this Agreement as to the Fund (except for Pre-Termination Shares resulting from reinvested dividends or capital gains under Section 15(c) of this Agreement), and (iii) shares of a Fund that are governed solely by the Operating Agreement.

		c.	"Qualifying Shares" shall mean all shares of a
Fund held by MFMP investors, except for Excluded Shares.

		d.	"Qualifying Shares Fee Rate" shall mean 35
basis points per annum through December 31, 2003.  Effective
April 1, 2004, and continuing thereafter, the Qualifying Shares
Fee Rate shall mean 40 basis points per annum.

	2.	The Fee shall be calculated each month by multiplying
the average Daily Value of Qualifying Shares for the month multiplied by the Qualifying Shares Fee Rate. The minimum Fee for each Fund designated "MIN" on Schedule I shall be shall be $2,000 per month, commencing with the first full month and ending with the last full month such Fund is effective under this Agreement. The Fee shall be billed monthly in arrears and paid in accordance with Section 5 below.

	3.	For purposes of calculating the Fee pursuant to this
Exhibit, no adjustments will be made to the NAV for any Fund to correct errors in the NAV reported for any day unless such error is corrected and the corrected NAV is reported to Schwab before 8:00 p.m. Eastern time on the first Business Day after the day to which the error relates. Further, no adjustments shall be made to the total Fee for a given month due to data errors resulting from reverse splits.

	4.	At the request of Fund Parties, Schwab shall provide,
on each Business Day, a statement detailing the aggregate Daily
Value of Qualifying Shares of each Fund and the estimated amount of the Fee for such day. As soon as practicable after the end of the month, Schwab shall also provide to Fund Parties an invoice for the amount of the Fee due for each Fund. In the calculation of such Fee, Schwab's records shall govern unless an error can be shown in the number of shares used in such calculation.

	5.	The Fee is due and payable by Fund Parties upon
receipt of the invoice setting forth the Fee.  Payment shall be made by wire transfer.  Such wire transfer shall be separate from
                              14

wire transfers of redemption proceeds or distributions under the Operating Agreement.






















                              15


                          SCHEDULE I
                  TO THE SERVICES AGREEMENT

      Fund Company/Fund                           Effective date
      -----------------                           --------------
The Greenspring Fund, Incorporated MIN                2/15/03





MIN	Indicates that Fund is subject to the minimum monthly Fee
as set forth on Exhibit B.






















                              16

                         EXHIBIT H(12)

              AMENDMENT TO THE OPERATING AGREEMENT























                              17

              AMENDMENT TO OPERATING AGREEMENT

	This Amendment ("Amendment") is made as of January 1, 2003, by and between Charles Schwab & Co., Inc. ("Schwab"), a
California corporation, and each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)") listed on Schedule I hereto, and amends the Operating Agreement between the parties, made as of September 14, 1993, as amended thereafter ("Operating Agreement"). All capitalized terms used in the Amendment and not defined herein shall have the meaning ascribed to them in the Operating Agreement.

	WHEREAS, the parties wish to amend the Operating Agreement to add a list ("Schedule I") which sets forth the name of each registered investment company and each Fund that participates in Schwab's Mutual Fund Marketplace? ("MFMP"), the effective date of each Fund under the Operating Agreement, and certain designations and terms by which each Fund is made available by Schwab to MFMP investors; and

	WHEREAS, the parties wish to institute the payment of Account establishment and maintenance fees, such fees to be set forth on a Schedule II.

	NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

	1.	Schedule I attached hereto is hereby inserted as
Schedule I to the Operating Agreement.

	2.	The effective date of the Operating Agreement as to
any Fund shall be the later of the date on which the Operating
Agreement is made or the date set forth opposite the name of the Fund on Schedule I.

	3.	(a)	Fund Company represents and warrants that:

(i)	Fund Company is in compliance with the
conditions and qualifications set forth in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers Regulation, Inc. ("NASDR"), as amended from time to time ("Rule 2830"), which enable a member of the National Association of Securities Dealers, Inc. ("NASD") to offer or sell shares of Fund Company;

(ii)	each Fund Company designated "NL"
on Schedule I is a "no-load" or "no sales charge" Fund Company as defined in Rule 2830; and

(iii)	each Fund marked with an asterisk
on Schedule I has no sales charge, as that term is defined in Rule 2830, and, if such Fund has a distribution or shareholder servicing plan maintained or adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"), such Fund's Rule 12b-1
                              18

Plan does not exceed 25 basis points per annum.

		b.	Schwab represents and warrants that it is a
member of the NASD.

		c.	If the foregoing representations and warranties
made by Fund Company and Schwab are no longer accurate then Fund
Company or Schwab, as appropriate, will promptly notify the other party thereof.

	4.	Sections 16(a) and (b) of the Operating Agreement are
hereby deleted in their entirety and the following Section 16 are inserted in lieu thereof.

	16.	Exhibits and Schedules; Entire Agreement.

		All Exhibits and Schedules to this
Agreement, as they may be amended from time to time, are by this reference incorporated into and made a part of this Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the entire agreement between the parties as to the subject matter hereof and supersedes any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the date on which this Agreement has been executed and delivered by Schwab and Fund Company.

	5.	The following Section 22 is hereby inserted as
Section 22 of the Operating Agreement.

	21.	Account Establishment and Maintenance
Fees. Fund Company shall pay to Schwab such fees as are set forth on Schedule II to this Agreement to reimburse Schwab for its costs in establishing certain trading symbols and maintaining Account(s) for each Fund.

	6.	The attached Schedule II is hereby inserted as
Schedule II to the Operating Agreement.

	7.	Schedule II may be amended by Schwab on forty (40)
days' written notice to Fund Company or such earlier time as shall be agreed to by the parties.

	8.	Except as specifically set forth herein, all other
provisions of the Operating Agreement shall remain in full force and effect.

	IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                              19

CHARLES SCHWAB & CO., INC.        THE GREENSPRING FUND, INCORPORATED

By:/s/Fred Potts                  By: /s/Charles vK. Carlson
----------------------------      ----------------------------------
Fred Potts                        Name: Charles vK. Carlson
Senior Vice President             ----------------------------------
Asset Management Client Services  Title: Chairman/President
                                  ----------------------------------
Date: 3/10/03                     Date: 3/3/03
-----------------------------     ----------------------------------










                              20

                          SCHEDULE I
                  TO THE OPERATING AGREEMENT

Fund Company/Funds                                Effective Date
The Greenspring Fund, Incorporated NL; FEE 3; WV     9/14/93






NL	Indicates that Fund Company is a "no-load" or "no sales
charge" Fund Company as defined in Rule 2830 of the Conduct
Rules of the National Association of Securities Dealers
Regulation, Inc. ("NASDR"), as amended from time to time
("Rule 2830").

FEE 3	Indicates that Fund is subject to Account Maintenance Fees
and the terms thereof as set forth on Schedule II.

WV	Indicates that the quarterly minimum FEE 3 is waived for
the Fund.






                              21

                          SCHEDULE II
                  TO THE OPERATING AGREEMENT

1.	Establishment Fee.  The Establishment Fee for each
trading symbol established on Schwab's system ("Symbol") with respect to any Fund (i) that is effective under this Agreement on or after January 1, 2003, and that is effective under a services agreement with Schwab ("Services Agreement") shall be $6,000, or
(ii) that is effective under this Agreement on or after January 1, 2003, and that is not effective under a Services Agreement shall be $10,000. Schwab shall not be entitled to the Establishment Fee for any Symbol that is established solely for the purpose of billing a new or different fee rate for the Fund, as may be set forth in a Services Agreement with Schwab. The Establishment Fee for each Fund shall be paid prior to establishment of the Account(s) for such Fund.

2.	Maintenance Fees.

	a.	The Maintenance Fee ("FEE 3") for
administrative services performed with respect to the Account(s) for each Fund that is designated "FEE 3" on Schedule I shall be $20 per annum for each brokerage account on Schwab's records that holds one or more shares of such Fund (each a "Position"). Notwithstanding the foregoing, except for any Fund that is available only to existing shareholders in accordance with such Fund's prospectus and except as may be noted on Schedule I, the minimum FEE 3 for each Fund designated FEE 3 on Schedule I shall be $7,500 per quarter, so long as such Fund is available for purchase on Schwab's platform.

	b.	Notwithstanding the foregoing: (i) FEE 3 will
be waived for any quarter the Fund is effective under a Services Agreement on the last Business Day of such quarter, and such Fund, upon termination of the Services Agreement, does not remain open to new purchases under this Agreement; (ii) in the event that any Fund terminates its Services Agreement and remains open for purchases under this Agreement, then FEE 3, including the minimum FEE 3, shall apply to the Positions held in the Account(s) after, but not prior to, the date the Fund terminates its Services Agreement, as set forth in Section 2.a. above.; and
(iii) FEE 3 will be waived for any quarter the Fund is no longer available for purchase by MFMP investors pursuant to this Agreement on the last Business Day of such quarter.

	c.	FEE 3 shall be calculated quarterly in the
month following the end of the calendar quarter by multiplying the number of Positions on the last Business Day of such quarter by $5. The amount billed to each Fund for a quarter shall be the product of such calculation or $7,500, whichever is greater. A "Business Day" is any day the New York Stock Exchange is open for trading. FEE 3 shall be billed commencing in April, 2003, for the quarter ended March, 2003, and shall be billed quarterly thereafter for as long as there are Positions in the Account(s) on the last Business Day of the quarter.

	d.	FEE 3 is due and payable upon receipt of the
invoice setting forth such Fees. Payment shall be made by wire transfer. Such wire transfer shall be separate from wire transfers of redemption proceeds or distributions under this Agreement.
                              22

3.	As long as Schwab holds Fund shares on behalf of MFMP
investors in the Account(s), the parties agree to be obligated under, and act in accordance with, the terms and conditions of this Schedule II.



























                              23

                         EXHIBIT H(13)

                    CONFIDENTIALITY AGREEMENT
























                              24

                   CONFIDENTIALITY AGREEMENT
                 FOR CUSTOMER ASSET REPORTING

	This Agreement is made as of February 15, 2003, between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, and Corbyn Investment Management, Inc. ("Fund Affiliate"), as to the Greenspring mutual funds (each such fund shall be referred to herein as a "Fund", or collectively as "Funds").

RECITALS

	A.	Fund Affiliate wishes Schwab to provide it with
certain confidential, proprietary information regarding Schwab Institutional Clients, Retirement Plan Clients, Correspondent Brokers and/or Other Clients (defined below) who hold, or whose clients hold, shares of any of the Funds through Schwab, for purposes of (i) tracking the demographics of sale of Fund shares,
(ii) determining internal compensation levels, and/or (iii) Fund Affiliate's direct marketing and communication with Schwab Institutional Clients. Fund Affiliate mailings using this confidential, proprietary information may occur through a mailing agent for the Fund Affiliate.

	B.	Subject to the terms and conditions herein or as may
be mutually agreed upon in writing from time to time, Schwab may provide to Fund Affiliate such confidential, proprietary information.

AGREEMENT

	THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

	1.	Definitions.  As used in this Agreement, each of the
following terms will have the meaning ascribed thereto:

		a.	"Schwab Institutional Client" means a Schwab
customer who is an investment manager whose client(s) hold position(s) in any of the Funds.

		b.	"Retirement Plan Client" means a retirement
plan administrator or a plan sponsor for a retirement plan for which Schwab acts as broker-dealer, The Charles Schwab Trust Company acts as trustee or custodian of the trust funds under the retirement plan, and/or Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper.

		c.	"Correspondent Broker" means any broker, bank
or other financial intermediary for which Schwab clears
transactions in any of the Funds.
                              25

		d.	"Other Clients" means any Mutual Fund
Marketplace investor other than Schwab Institutional Clients,
Retirement Plan Clients, or Correspondent Brokers who holds position(s) in any of the Funds.

		e.	"Mailing Agent" means the person or entity with
whom Fund Affiliate contracts to act as its agent in performing mailings to Schwab Institutional Clients and to whom Fund
Affiliate provides names and addresses of Schwab Institutional
Clients received from Schwab under this Agreement.

		f.	"Objecting Client" means any Schwab
Institutional Client, Retirement Plan Client or Correspondent
Broker who has made objection to the release of his or her name or address.

		g.	"Proprietary Information" means the information
contained in any reports, or otherwise, provided by Schwab to Fund Affiliate, which may include, but is not limited to:

(i)	the lists of names and addresses of Schwab
Institutional Clients, other than Objecting Clients;

	(ii)	certain information regarding Objecting
Clients coded in a manner to prevent disclosure of their identity;

		(iii)	with respect to Schwab
Institutional Clients, including Objecting Clients that are
Schwab Institutional Clients, and/or Retirement Plan
Clients, including Objecting Clients that are Retirement
Plan Clients:

(1)	the opening and closing position in any Fund and any
activity which has occurred subsequent to any previous reporting; and

(2)	any identifying information of the Schwab Institutional
Clients and/or Retirement Plan Clients and any other associated information concerning Schwab Institutional
Clients and/or Retirement Plan Clients which may be provided by Schwab to Fund Affiliate.

		(iv)	with respect to Correspondent
Brokers, including Correspondent Brokers who are Objecting
Clients:

(1)	the opening and closing position in any Fund broken down by
branch office of the Correspondent Broker, and any activity which has occurred in each Correspondent Broker position subsequent to any previous reporting; and

(2)	any identifying information of the Correspondent Broker and
any other associated information concerning Correspondent
Brokers which may be provided by Schwab to Fund Affiliate.
                              26

			(v)	with respect to Other Clients,
aggregate opening and closing position(s) in any Fund and any activity which has occurred subsequent to any previous reporting.

			(vi)	any additional information
concerning the assets invested by Retirement Plan Clients, Schwab Institutional Clients, Correspondent Brokers and/or
Other Clients which may be provided by Schwab to Fund
Affiliate.

	2.	Access to Proprietary Information.

		a.	During the term of this Agreement, Schwab may
provide to Fund Affiliate on a monthly basis, Proprietary
Information for the previous month, and/or on a daily basis for the previous day. Proprietary Information with respect to Objecting Clients shall be provided to Fund Affiliate on the condition that Fund Affiliate will not attempt to ascertain the identity of any Objecting Client from such Proprietary
Information.

		b.	Fund Affiliate will hold the Proprietary
Information in strictest confidence and will use the Proprietary Information solely for the business purposes set forth in Recital A above. Fund Affiliate will have in effect, and enforce, rules and policies designed to prevent unauthorized access to, disclosure of, or use of the Proprietary Information by their employees or Mailing Agent, including but not limited to communication to their employees and Mailing Agent of the terms of this Confidentiality Agreement to insure that they protect the confidentiality of the Proprietary Information. Fund Affiliate may disclose Proprietary Information to its responsible employees and Mailing Agent only to the extent necessary to carry out the purpose for which Proprietary Information is disclosed as set forth in Recital A. Fund Affiliate shall instruct its employees not to disclose Proprietary Information to third parties, except that Proprietary Information that includes names and addresses Schwab Institutional Clients, may be disclosed to Mailing Agent.

		c.	Fund Affiliate shall not be prevented from
using or disclosing any information or material, or any element thereof, whether or not such information or material is Proprietary Information for the purposes of this Agreement, to the extent any such information or material, or any element thereof:

			i.	has been previously published or is
published hereafter, unless such publication is itself a breach of this Agreement or a similar confidential disclosure agreement with Schwab;

			ii.	was already known to Fund Affiliate prior
to being disclosed by Schwab as evidenced by written records kept in the ordinary course of business of Fund Affiliate or by proof of actual use by Fund Affiliate;

			iii.	has been or is hereafter rightfully
                              27

received by Fund Affiliate from a third person without restriction on disclosure and without breach of this Agreement;
or

			iv.	has been independently developed by Fund
Affiliate.

It shall be presumed that any Proprietary Information in Fund
Affiliate's possession is not within exceptions (iii) or (iv) above, and the burden is on Fund Affiliate to prove otherwise by records and documentation.

		d.	Fund Affiliate may release Proprietary
Information if required by law or by order or requirement of any court or governmental authority; provided that prior to releasing Proprietary Information pursuant to any such law, order or requirement, Fund Affiliate shall so notify Schwab. If feasible, such notice shall be provided not less than five (5) business days prior to the required disclosure. Fund Affiliate will use reasonable efforts not to release the Proprietary Information pending the outcome of any measures taken by Schwab to contest the required disclosure.

		e.	Fund Affiliate acknowledges and agrees that it
or its agent's breach of any part of this Agreement will result in irreparable harm to Schwab for which an adequate remedy is not available at law. Accordingly, in such event, Schwab shall be entitled, in addition to any other remedies available, to equitable relief, including preliminary injunction and restraining order.

		f.	Fund Affiliate shall receive Proprietary
Information back from any Mailing Agent, and destroy all tangible and non-tangible representations of Proprietary Information from Mailing Agent, within thirty (30) days of its receipt, upon receipt of Proprietary Information for a more recent month, or at termination of this Agreement, whichever is sooner. Fund Affiliate shall, if so requested by Schwab, deliver a letter to Schwab confirming the return and the destruction of the Proprietary Information from Mailing Agent.

		g.	Schwab reserves all rights in the Proprietary
Information pursuant to any patents and copyrights contained therein. Fund Affiliate recognizes and agrees that nothing contained in this Agreement shall be construed as granting any rights, license or otherwise, to any Proprietary Information disclosed pursuant to this Agreement.

		h.	Fund Affiliate shall, at its own expense, take
all reasonable steps, including the initiation and prosecution of actions at law or in equity, necessary to prevent disclosure of any Proprietary Information by any employee of Fund Affiliate or Mailing Agent or any former employee of Fund Affiliate or Mailing Agent who had access to the Proprietary Information while in the employ of Fund Affiliate or Mailing Agent, and to prevent the unauthorized use or disclosure of any Proprietary Information by any other person who gained such Proprietary Information from Fund Affiliate or Mailing Agent, or either's employees or former employees, in violation of the terms of this Agreement.

	3.	Responsibility for Communications.  Fund Affiliate
acknowledges its sole responsibility for any communication made with or mailings sent to Schwab Institutional Clients hereunder,
                             28

and the compliance of such communications and mailings with all applicable laws and regulations.

	4.	Indemnification.  Fund Affiliate shall indemnify and
hold harmless Schwab and each director, officer, employee and agent of Schwab from and against any and all claims, liabilities, losses, damages, and expenses of any nature, including counsel fees ("Losses") arising out of (i) any use made by Fund Affiliate or Mailing Agent of Proprietary Information, (ii) any failure by Fund Affiliate or Mailing Agent to comply with any applicable laws and regulations in performing this Agreement, and (iii) any action taken or omitted to be taken by Schwab in compliance with the terms of this Agreement, unless such Losses were the direct result of Schwab's malfeasance, bad faith, or negligence.

	5.	Liability.  Fund Affiliate shall cause Mailing Agent
to enter into a contract with Fund Affiliate requiring that Proprietary Information be kept confidential as provided in this Agreement and not used for any other purpose than envisioned under this Agreement. Fund Affiliate understands and agrees that it shall be liable for any failure of the Mailing Agent to keep Proprietary Information confidential to the extent provided in this Agreement.

	6.	Assignability.  This Agreement shall be binding upon,
and shall inure to the benefit of, the parties and their respective successors and assigns. Any assignment (within the meaning of Section 2(a)(4) of the Investment Company Act of 1940, as amended) of this Agreement by Fund Affiliate is prohibited without Schwab's prior written consent.

	7.	Termination.  Schwab may terminate this Agreement by
giving Fund Affiliate ten (10) days prior written notice. The termination of the Agreement shall not affect Fund Affiliate's obligations or rights with respect to Proprietary Information disclosed prior to the effective date of termination, including but not limited to indemnification.

	8.	Choice of Law.  This Agreement shall be governed by
and interpreted in accordance with the laws of the State of California applicable to agreements made and performed in California by California residents. If any provision of this Agreement is determined to be illegal or unenforceable by competent judicial authority, all other terms and provisions shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

	9.	Waiver.  No delay or omission by a party in
exercising any rights under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by a party on one occasion is effective only in that instance and will not be construed as bar to or waiver of any right on any other occasion.

	10.	Counterparts.  This Agreement may be executed in one
or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

	11.	Entire Agreement.  This Agreement contains the entire
                              29

agreement between the parties with respect to the subject matter hereof and supersedes any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the date on which this Agreement has been executed and delivered by Schwab and Fund Affiliate. Any modification to this Agreement must be made in writing and signed by both parties.

	IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CHARLES SCHWAB & CO., INC.          CORBYN INVESTMENT MANAGEMENT, INC.

By:/s/William M. Thoms              By: /s/Charles vK. Carlson
---------------------------         ----------------------------------
William M. Thomas                   Name: Charles vK. Carlson
Senior Vice President               ----------------------------------
Asset Management Strategic AlliancesTitle: President
				            ----------------------------------
Date: 3/10/03                       Date:3/3/03
---------------------------         ----------------------------------
















                              30

                          EXHIBIT H(14)

          RETIREMENT PLAN SAME DAY EXCHANGE AMENDMENT
           TO THE CHARLES SCHWAB OPERATING AGREEMENT





















                              31

       RETIREMENT PLAN SAME DAY EXCHANGE PROCESSING AMENDMENT
                   TO THE OPERATING AGREEMENT

	This Amendment ("Amendment") is made as of April 1, 2003, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation; and each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of each of the series or classes of shares ("Fund(s)"), which are parties to an Operating Agreement with Schwab, made as of September 14, 1993, as amended thereafter ("Operating Agreement"). This Amendment amends the Operating Agreement, including any Schedules, Exhibits and/or Amendments thereto. Capitalized terms used, but not defined, in this Amendment shall have the respective meanings given to them in the Operating Agreement.

	WHEREAS, the parties desire to amend the Operating Agreement to provide special procedures for "same day exchange" processing of purchase and redemption orders for Fund shares by participating retirement and deferred compensation plans (including personal choice retirement accounts or otherwise) and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" for which (a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company ("CSTC") acts as trustee or custodian of the trust funds under the Plans, and/or (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper ("Recordkeeper") (each such retirement plan is referred to as a "Plan"); and

	WHEREAS, the parties desire to amend the Operating Agreement to provide alternative procedures to assist the Board of a Fund in considering the adequacy of internal controls at Schwab and its Sub-Designees to be used instead of independent internal control structure reports.

	NOW THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

	1. Plan Orders. For purposes of processing the Orders of Plans participating in Schwab's same day exchange program, Schwab shall designate
CSTC and Recordkeepers to receive instructions in proper form prior to Market Close from the persons authorized to direct investment of Plan assets ("Instructions") and to derive from such Instructions orders for purchase or redemption of Fund Shares ("Plan Orders") for transmission to the Funds after Market Close. The parties agree that Plan Orders shall be treated as Orders under the Operating Agreement except as set forth in this Amendment.

	2. Transmission of Plan Orders. Schwab agrees that:

(a)	Plan Orders derived from Instructions received by a
Recordkeeper prior to Market Close on Day 1 will be
transmitted by Schwab to Fund Company by 10:00 a.m. Eastern
                              32

time on Day 2 (also "Day 1 Plan Trades"); and

(b)	Plan Orders derived from Instructions received by a
Recordkeeper at or after Market Close on Day 1 will be transmitted to Fund Company by 10:00 a.m. Eastern time on Day 3 (also "Day 2 Plan Trades").

	3.	Fund's Pricing of Plan Orders. Fund Company agrees
that:

(a)	Day 1 Plan Trades will be effected at the Net Asset Value
of each Fund's shares calculated as of Market Close on Day
1, and Day 2 Plan Trades will be effected at the Net Asset
Value calculated as of Market Close on Day 2, provided that such trades are received by Fund Company within the time frames set forth in Section 2 above; and

(b)	Consistent with the foregoing, Day 1 Plan Trades will have
been received by Fund Company prior to Market Close on Day
1, and Day 2 Plan Trades will have been received by Fund
Company prior to Market Close on Day 2 for all purposes, including, without limitation, settlement and effecting distributions.

4.	Adequacy of Controls Representations, Warrantees, and
Procedures

(a)	Schwab's Controls. Schwab represents and
warrants that (i) Schwab has adopted and implemented written internal controls adequate to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close and to minimize errors that could result in late transmission of Orders to the Fund ("Internal Control Procedures"); and (ii) Schwab will review annually the adequacy of its Internal Control Procedures and will change and modify them as necessary to maintain their adequacy. Upon request by Fund Company, Schwab will provide Fund Company with a description of the Internal Control Procedures and a certification from Schwab that they are adequate as of the most recent annual review. The description of Internal Control Procedures and certification will be prepared by Schwab and provided to Fund Company in place of and not in addition to an internal control structure report by an independent party.

(b)	Sub-Designees' Controls.  Schwab represents and
warrants that (i) each Sub-Designee will be required to adopt and implement written internal controls adequate to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close ("Sub-Designee Internal Control Procedures"); and (ii) each Sub-Designee will be required to review annually the adequacy of its Sub-Designee Internal Control Procedures and to change and modify them as necessary to maintain their adequacy. Upon request by Fund Company, Schwab will certify, as to each Sub-Designee, that the Sub-Designee has adopted and implemented Sub-Designee Internal Control Procedures that are adequate as of the most recent annual review. The certification will be provided by Schwab to Fund Company in place of and not in addition to an internal control structure report by an independent party.

	5.	Effectiveness; Control.  This Amendment amends
                              33

and supplements the provisions of the Operating Agreement and shall become effective on April 1, 2003. Upon effectiveness, all other provisions of the Operating
Agreement shall remain in full force and effect. In the event of a conflict between the provisions of this Amendment and the provisions of the Operating Agreement, the provisions of this Amendment shall control.

	IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized representative of the parties hereto.

CHARLES SCHWAB & CO., INC.           THE GREENSPRING FUND, INCORPORATED

By:/s/Fred Potts                     By:/s/Elizabeth Agresta Swam
------------------------------       -----------------------------------
Fred Potts                           Name:Elizabeth Agresta Swam
Vice President                       -----------------------------------
Mutual Fund Client Services          Title: Secretary and Treasurer
	                               -----------------------------------
Date:	December 10, 2002              Date: 3/12/03
-------------------------------      -----------------------------------














                              34

                           EXHIBIT I

                      OPINION AND CONSENT

                           OF COUNSEL


















                              35

Kirkpatrick & Lockhart LLP	             1800 Massachusetts Avenue, NW
	                                     Second Floor
	                                     Washington, DC  20036-1800
	                                     202.778.9000
	                                     Fax:202.778.9100
	                                     Fax:202.778.9200

                                    April 23, 2003


Greenspring Fund, Incorporated
2330 W. Joppa Road, Suite 108
Lutherville, MD  21093-7207

Ladies and Gentlemen:

	We have acted as counsel to Greenspring Fund, Incorporated, a Maryland corporation (the "Company"), in connection with the filing with the Securities and Exchange Commission ("SEC") of Post-Effective Amendment No. 25 to the Company's Registration Statement on Form N-1A (File Nos. 2-81956; 811-3627) (the "Post-Effective Amendment"), registering an indefinite number of shares of Common Stock, (par value $.01), of the Company, under the Securities Act of 1933, as amended (the "1933 Act").

	You have requested our opinion as to the matters set forth below in connection with the filing of the Post-Effective Amendment. For purposes of rendering that opinion, we have examined the Post-Effective Amendment, the Company's Articles of Incorporation as amended (the "Charter"), Bylaws and the corporate action of the Company that provides for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. In rendering our opinion, we have made the assumptions that are customary in opinion letters of this kind.
We have further assumed that, as of any date of determination, the number of Shares will not exceed the number of such shares authorized to be issued under the Charter. We have not verified any of those assumptions.

	Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the State of Maryland that, in our experience, generally are applicable to the issuance of shares by entities such as the Company. We express no opinion with respect to any other laws.

	Based upon and subject to the foregoing, we are of the opinion that:

1.	The Shares to be issued pursuant to the Post-Effective
Amendment have been duly authorized for issuance by the
Company; and
2.	When issued and paid for upon the terms provided in the
Post-Effective Amendment, the Shares to be issued pursuant to the Post-Effective Amendment will be validly issued, fully paid and non-assessable.


Greenspring Fund, Incorporated
April 23, 2003
Page 2

This opinion is rendered solely for your use in connection with the filing of the Post-Effective Amendment and supersedes any previous opinions of this firm in connection with the issuance of Shares. We hereby consent to the filing of this opinion with the SEC in connection with the Post-Effective Amendment and to the reference to this firm in the statement of additional information that is being filed as part of the Post-Effective Amendment. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

						Very truly yours,
						/s/KIRKPATRICK & LOCKHART LLP
						KIRKPATRICK & LOCKHART LLP










DC-570715 v1 0305682-100


                            EXHIBIT J

                             CONSENT

                   OF INDEPENDENT ACCOUNTANTS































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                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 17, 2003, relating to the financial statements and financial highlights which appear in the December 31, 2002 Annual Report to Shareholders of the Greenspring Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "The Fund's Independent Accountants" and "Financial Statements" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
April 21, 2003













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